Cambria ETF Trust

Cambria Global Value ETF (the “Fund”)

Supplement dated September 1, 2015 to the
Summary Prospectus and Prospectus dated September 1, 2015

Important Notice Regarding Change in Investment Policy

Effective 60 days after the filing of this Supplement, the Fund will, under normal market conditions, invest at least 80% of its total assets in the components of the Cambria Global Value Index (“Underlying Index”) and in depositary receipts representing components of the Underlying Index.  Accordingly, the following changes will become effective at that time:

1)	In the “Principal Investment Strategies” section on page 1 of the summary prospectus and page 37 of the prospectus, the first paragraph is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Underlying Index and in depositary receipts representing components of the Underlying Index. The Underlying Index is comprised of equity securities of issuers located in developed and emerging countries, as well as exchange-traded funds composed of issuers located in such countries.

2)	In the “Principal Risk” section on page 3 of the summary prospectus and page 38 of the prospectus, the following is added before “Dividend Paying Security Risk”:

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

3)	In the “Additional Information About the Funds” section on page 72 of the prospectus, the second paragraph under “Cambria Global Value ETF” is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Underlying Index and in depositary receipts representing components of the Underlying Index. The Fund may change its 80% policy without shareholder approval. The Fund will provide shareholders with at least 60 days’ notice prior to any material change in this 80% investment policy.

4)	In the “Additional Information about the Funds” section of the prospectus on pages 74 to 76, the checklist under “Additional Information About the Funds’ Risks” is supplemented by adding an X mark in the “Depositary Receipts Risk” row for the Cambria Global Value ETF.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE